UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2013

PERVASIVE SOFTWARE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23043	74-2693793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12365 Riata Trace Parkway

Building B, Austin, Texas 78727

(Address of principal executive offices, including zip code)

(512) 231-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 28, 2013, the President and Chief Executive Officer of Pervasive Software Inc., a Delaware corporation (the “Company”), disseminated a letter and list of questions and answers to the Company’s employees discussing the signing of an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Actian Corporation, a Delaware corporation (“Actian”), and Actian Sub II, Inc., a Delaware corporation and a wholly owned subsidiary of Actian (“Merger Sub”), which provides for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. A copy of such letter and list of questions and answers is attached hereto as Exhibit 99.1 and is incorporated into this report by this reference.

On January 28, 2013, the Company made available on its external website a letter to its customers and partners discussing the Merger Agreement and the proposed Merger. A copy of such letter is attached hereto as Exhibit 99.2 and is incorporated into this report by this reference.

Additional Information and Where You Can Find It

In connection with the proposed transaction, the Company will file a proxy statement and relevant documents concerning the proposed transaction with the SEC. Investors and security holders of the Company are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about the Company and the proposed transaction. The proxy statement (when it becomes available) and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by contacting Pervasive Software Investor Relations at investor.relations@pervasive.com or via telephone at 800-287-4383. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

The Company and its directors, executive officers and certain other members of its management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the transaction. Information regarding the interests of such directors and executive officers (which may be different than those of the Company’s stockholders generally) is included in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and information concerning all of the Company’s participants in the solicitation will be included in the proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the SEC’s web site at http://www.sec.gov and from Pervasive Software Investor Relations, at http://investor.pervasive.com.

Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the expected closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, the ability of Actian to successfully integrate the Company’s operations and employees, the ability to realize anticipated synergies and cost savings of the proposed Merger, and such other risks as identified in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2012, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. The Company assumes no obligation to update any forward-looking statement contained in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Letter and list of questions and answers disseminated to the Company’s employees on January 28, 2013.

99.2	Customer and partner letter, made available on the Company’s external website on January 28, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERVASIVE SOFTWARE INC.

By:	/s/ Randy Jonkers
Randy Jonkers
Chief Financial Officer

Date: January 28, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter and list of questions and answers disseminated to the Company’s employees on January 28, 2013.

99.2	Customer and partner letter, made available on the Company’s external website on January 28, 2013.